Exhibit 10.8

EXECUTION COPY

AMENDMENT NO. 3 AND CONSENT

AMENDMENT NO. 3 AND CONSENT dated as of October 18, 2010 (“Amendment No. 3”) to the Credit Agreement dated as of February 9, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Spansion LLC, a Delaware limited liability company (the “Borrower”), Spansion Inc., a Delaware corporation (“Holdings”), Spansion Technology LLC, a Delaware limited liability company (“Spansion Technology” and together with Holdings, the “Guarantors”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Barclays Bank PLC, as Administrative Agent (“Administrative Agent”), Collateral Agent and Documentation Agent, Barclays Capital, as Joint Lead Arranger and Joint Book Runner, and Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, Joint Book Runner and Syndication Agent.

RECITALS

A. The claims agent appointed pursuant to the Plan is seeking to settle one or more claims (the “Claims”) filed in the Cases against the Borrower and/or one or more of its Affiliates. In connection with such settlement the Borrower may pay up to US$85,000,000 to acquire (i) certain Claims, and/or (ii) the proceeds of such Claims, and/or (iii) the Equity Interests of Holdings issued on account of such Claims pursuant to the Plan.

B. Upon its acquisition of the foregoing, the Borrower will (i) acquire or be issued Equity Interests of Holdings in satisfaction of such Claims and (ii) distribute or assign to Holdings all Equity Interest of Holdings so acquired by the Borrower.

C. The foregoing settlement and the steps to be taken as described above in connection with such settlement are herein referred to as the “Settlement Transactions”.

The Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent wish to amend, in certain respects, the Credit Agreement, and provide the consent set forth in this Amendment No. 3, in order to permit the Settlement Transactions. Accordingly the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 3 and not otherwise defined are used herein as defined in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined in Section 6), the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereby,” “herein,” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 7.06 of the Credit Agreement shall be amended as follows: (i) clause (j) thereof shall be amended by deleting the word “and” appearing at the end thereof; (ii) clause (k) thereof shall be amended by replacing the period at the end thereof with a semi-colon followed by the word “and”; and (iii) a clause (l) shall be inserted, immediately following such clause (k), to read as follows:

“(l) a capital contribution to the Borrower or the issuance of Equity Interests (other than Disqualified Capital Stock) to Holdings.”

2.03. Section 7.17 of the Credit Agreement shall be amended by inserting, immediately prior to the comma at the end of clause (e) thereof, the following words: “and the issuance or sale of any Equity Interests”.

Section 3. Consent. Effective as the Amendment No. 3 Effective Date (as defined in Section 6), the Lenders party hereto hereby consent to the Settlement Transactions and agree that the Settlement Transactions may be consummated notwithstanding anything to the contrary in the Loan Documents including, without limitation, any limitations on Investments, Dispositions, Restricted Payments, transactions with Affiliates, or limitations on amendments to or variations from the Plan. Effective as of the Amendment No. 3 Effective Date, the Lenders party hereto further agree that (i) the Settlement Transactions shall not be subject to any notice requirements or collateral perfection requirements under the Loan Documents and (ii) that the Loan Parties may enter into an amendment to and consent under the Revolving Credit Agreement that is comparable to this Amendment No. 3.

Section 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement and in each Loan Document are true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date and (b) no Default or Event of Default exists immediately prior to giving effect to this Amendment No. 3 and no Default or Event of Default shall exist immediately after giving effect to this Amendment No. 3.

Section 5. Confirmation of Loan Documents. Each of the Loan Parties party hereto confirms and ratifies all of its respective obligations under the Credit Agreement as amended hereby and the Loan Documents to which it is a party (including its respective obligations as a Guarantor under the Guaranty) and the Liens granted by it under the respective Loan Documents (as amended hereby).

Section 6. Conditions Precedent to Effectiveness. This Amendment No. 3 shall become effective as of the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions precedent shall have been satisfied:

(a) Amendment No. 3. The Administrative Agent shall have received one or more counterparts of this Amendment No. 3 duly executed by the Borrower, the Guarantors and the Required Lenders.

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(b) Fees. (1) Subject to this Amendment No. 3 being approved by the Required Lenders, the Borrower shall have paid to the Administrative Agent for the account of each Lender which shall have delivered (by facsimile or otherwise) an executed signature page to this Amendment No. 3 on or prior to 5:00 p.m. New York City time on October 15, 2010 an amendment fee equal to 0.125% of the aggregate amount of the Commitment of such Lender outstanding as of the Amendment No. 3 Effective Date (the “Amendment Fee”) in immediately available funds; and

  (2) the Agents and the Arrangers (including their respective Affiliates) shall have received from the Borrower payment in immediately available funds of all reasonable out-of-pocket costs and expenses of the Agents and Arrangers (including reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) accrued and outstanding on the Amendment No. 3 Effective Date, including in connection with this Amendment No. 3, as required by Section 11.04 of the Credit Agreement.

Section 7. Miscellaneous. Except as herein provided, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 3 by signing any such counterpart. This Amendment No. 3 shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the date first above written.

BORROWER:

SPANSION LLC,
a Delaware limited liability company

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Executive Vice President and Chief
Financial Officer

GUARANTORS:

SPANSION INC.,
a Delaware corporation

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Executive Vice President and Chief
Financial Officer

SPANSION TECHNOLOGY LLC,
a Delaware limited liability company

By:	/s/ Randy W. Furr
Name:	Randy W. Furr
Title:	Chief Financial Officer

ACKNOWLEDGED:

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Vice President

LENDERS:

SIGNATURE PAGES FOR THE
REQUIRED LENDERS ON FILE WITH
THE ADMINISTRATIVE AGENT